UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 14, 2024 (June 12, 2024)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 12, 2024, Altice USA, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s Class A and Class B stockholders voted together as a single class upon the following proposals, each of which is described in more detail in the Company’s 2024 Proxy Statement: (i) the election of Patrick Drahi, David Drahi, Dexter Goei, Dennis Mathew, Mark Mullen, Dennis Okhuijsen, Susan Schnabel, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.
The voting results from the Annual Meeting, including the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Patrick Drahi	4,697,880,162	76,472,909	4,008,543	27,198,250
David Drahi	4,696,816,621	77,531,914	4,013,079	27,198,250
Dexter Goei	4,682,738,878	91,505,010	4,117,726	27,198,250
Dennis Mathew	4,707,771,456	66,596,848	3,993,310	27,198,250
Mark Mullen	4,693,509,431	80,800,530	4,051,653	27,198,250
Dennis Okhuijsen	4,686,757,751	87,585,568	4,018,295	27,198,250
Susan Schnabel	4,716,785,013	57,394,178	4,182,423	27,198,250
Charles Stewart	4,634,384,798	139,954,964	4,021,852	27,198,250
Raymond Svider	4,694,595,837	79,585,822	4,179,955	27,198,250
Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,796,242,783	5,252,312	4,064,769	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: June 14, 2024	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel and Chief Corporate Responsibility Officer